--------------------------- ------------------------- --------------------------
MORGAN STANLEY                                                  October 17, 2002
Securitized Products Group    [MORGAN STANLEY LOGO]

--------------------------- ------------------------- --------------------------



                             COMPUTATIONAL MATERIALS

                                  $353,029,000
                                  APPROXIMATELY

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                 SERIES 2002-NC5

                       MORTGAGE PASS-THROUGH CERTIFICATES




--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

--------------------------- ------------------------- --------------------------
MORGAN STANLEY                                                  October 17, 2002
Securitized Products Group    [MORGAN STANLEY LOGO]

--------------------------- ------------------------- --------------------------

                           APPROXIMATELY $353,029,000
           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2002-NC5

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                    DEPOSITOR

                               THE PROVIDENT BANK
                                    SERVICER

                             TRANSACTION HIGHLIGHTS
                             ----------------------

------- ----------- ----------- -------------------- ----------- ------------ ---------------------------- ------------- -----------
                                                                   MODIFIED
                                                     AVG LIFE TO  DURATION TO                                 INITIAL
OFFERED                           EXPECTED RATINGS     CALL /       CALL /      PAYMENT WINDOW TO CALL /   SUBORDINATION
CLASSES DESCRIPTION  BALANCE    (S&P/FITCH/ MOODY'S)  MTY(1)(2)  MTY(1)(2)(3)           MTY(1)(2)              LEVEL      BENCHMARK
======= =========== =========== ==================== =========== ============ ============================ ============= ===========
 A-1    Not Offered 458,365,000                                           *****Not Offered*****
------- ----------- ----------- -------------------- ----------- ------------ ---------------------------- ------------- -----------
A-2(4)    Floater    50,000,000      AAA/AAA/Aaa     2.92 / 3.26  2.78 / 3.05  11/02 - 11/10 / 11/02 -7/20    19.00%     1 Mo. LIBOR
------- ----------- ----------- -------------------- ----------- ------------ ---------------------------- ------------- -----------
 A-3      Floater   158,873,000      AAA/AAA/Aaa     2.92 / 3.26  2.77 / 3.04  11/02 - 11/10 / 11/02 -7/20    19.00%     1 Mo. LIBOR
------- ----------- ----------- -------------------- ----------- ------------ ---------------------------- ------------- -----------
 M-1      Floater    51,484,000       AA/AA/Aa2      5.36 / 5.91  4.95 / 5.37  1/06 - 11/10 / 1/06 - 7/17     12.75%     1 Mo. LIBOR
------- ----------- ----------- -------------------- ----------- ------------ ---------------------------- ------------- -----------
 M-2      Floater    39,128,000       A+/A+/A2       5.34 / 5.84  4.82 / 5.18 12/05 - 11/10 / 12/05 - 3/16     8.00%     1 Mo. LIBOR
------- ----------- ----------- -------------------- ----------- ------------ ---------------------------- ------------- -----------
 M-3      Floater     8,238,000        A/A/A2        5.34 / 5.78  4.79 / 5.10 12/05 - 11/10 / 12/05 - 9/14     7.00%     1 Mo. LIBOR
------- ----------- ----------- -------------------- ----------- ------------ ---------------------------- ------------- -----------
 B-1      Floater    32,950,000     BBB/BBB/Baa2     5.33 / 5.64  4.70 / 4.92 11/05 - 11/10 / 11/05 - 4/14     3.00%     1 Mo. LIBOR
------- ----------- ----------- -------------------- ----------- ------------ ---------------------------- ------------- -----------
 B-2      Floater    12,356,000    BBB-/BBB-/Baa3    5.20 / 5.21  4.54 / 4.55 11/05 - 11/10 / 11/05 - 6/11     1.50%     1 Mo. LIBOR
------- ----------- ----------- -------------------- ----------- ------------ ---------------------------- ------------- -----------

Notes:  (1)   Certificates are priced to the 10% optional clean-up call.
        (2)   Based on the pricing prepayment speed.  See details below.
        (3)   Assumes pricing at par for Classes A-2 through B-2.
        (4)   Class A-2 wrapped by FSA

ISSUER:                      Morgan Stanley Dean Witter Capital I Inc. Trust
                             2002-NC5.

DEPOSITOR:                   Morgan Stanley Dean Witter Capital I Inc.

CLASS A-2 INSURER:           Financial Security Assurance Inc.

LOAN SELLER:                 NC Capital Corporation

SERVICER:                    The Provident Bank

TRUSTEE:                     Deutsche Bank National Trust Company

MANAGERS:                    Morgan Stanley (lead manager); Blaylock & Partners,
                             L.P. and Williams Capital Partners.

RATING AGENCIES:             Standard & Poor's, Fitch Ratings and Moody's
                             Investors Service.

OFFERED CERTIFICATES:        Classes A-2, A-3, M-1, M-2, M-3, B-1 and B-2
                             Certificates.

EXPECTED PRICING DATE:       [October 18, 2002]


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

EXPECTED CLOSING DATE:       October 29, 2002 through DTC and Euroclear or
                             Clearstream, Luxembourg. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:          The 25th of each month, or if such day is not a
                             business day, on the next business day, beginning
                             November 25, 2002.

FINAL SCHEDULED
DISTRIBUTION DATE:           The Distribution Date occurring in October 2032.

DUE PERIOD:                  For any Distribution Date, the period commencing on
                             the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:     The interest accrual period for the Offered
                             Certificates with respect to any Distribution Date will be the period beginning with the previous
                             Distribution Date (or, in the case of the first
                             Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:              The Trust will consist of two groups of adjustable
                             and fixed rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS:      Approximately $565.9 million of Mortgage Loans with
                             original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE LOANS:     Approximately $257.9 million of Mortgage Loans that
                             predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT SPEED:    o   Fixed Rate Mortgage Loans: CPR starting at
                                 approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23%
                                 CPR thereafter.

                             o   ARM Mortgage Loans: CPR of 25%.

CREDIT ENHANCEMENT:          The Offered Certificates are credit enhanced by:

                             1) Net monthly excess cashflow from the Mortgage Loans,

                             2) 1.50% overcollateralization (funded upfront). After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the total principal balance of the Mortgage Loans, and

                             3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

SENIOR ENHANCEMENT           For any Distribution Date, the percentage obtained
PERCENTAGE:                  by dividing (x) the aggregate Certificate Principal
                             Balance of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal
                             Distribution Amount for such Distribution Date) by
                             (y) the aggregate principal balance of the Mortgage
                             Loans as of the last day of the related Due Period.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

STEP-DOWN DATE:              The later to occur of:

                             (x) The earlier of:

                                 (a) the Distribution Date occurring in November
                                     2005; and

                                 (b) the Distribution Date on which the
                                     aggregate balance of the Class A
                                     Certificates is reduced to zero; and

                             (y) the first Distribution Date on which the Senior
                                 Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 38.00%

TRIGGER EVENT:               A Trigger Event is in effect on any Distribution
                             Date if (i) on that Distribution Date the 60 Day+
                             Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement Percentage and (ii) may include other trigger events related to the performance of the Mortgage Loans. The 60 Day+
                             Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION        Class A:       19.00%
PERCENTAGE:                  Class M-1:     12.75%
                             Class M-2:      8.00%
                             Class M-3:      7.00%
                             Class B-1:      3.00%
                             Class B-2:      1.50%

OPTIONAL CLEAN-UP CALL:      When the current aggregate principal balance of the
                             Mortgage Loans is less than or equal to 10% of the total principal balance of the Mortgage Loans as of the Cut-off Date.

STEP-UP COUPONS:             For all Offered Certificates the coupon will
                             increase after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH       The Class A-1 Certificates will accrue interest at
RATE:                        a variable rate equal to the least of (i) one-month
                             LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                             Call is exercisable), (ii) the Loan Group I Cap and
                             (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH       The Class A-2 Certificates will accrue interest at
RATE:                        a variable rate equal to the least of (i) one-month
                             LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                             Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS A-3 PASS-THROUGH       The Class A-3 Certificates will accrue interest at
RATE:                        a variable rate equal to the least of (i) one-month
                             LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                             Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH       The Class M-1 Certificates will accrue interest at
RATE:                        a variable rate equal to the lesser of (i)
                             one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                             Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH       The Class M-2 Certificates will accrue interest at
RATE:                        a variable rate equal to the lesser of (i)
                             one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                             Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-3 PASS-THROUGH       The Class M-3 Certificates will accrue interest at
RATE:                        a variable rate equal to the lesser of (i)
                             one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                             Clean-up Call is exercisable) and (ii) the WAC Cap.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

CLASS B-1 PASS-THROUGH       The Class B-1 Certificates will accrue interest at
RATE:                        a variable rate equal to the lesser of (i)
                             one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                             Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH       The Class B-2 Certificates will accrue interest at
RATE:                        a variable rate equal to the lesser of (i)
                             one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                             Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC CAP: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates and in the case of the A-2 certificates, less the Class A-2 Insurance premium, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP I CAP:            As to any Distribution Date, a per annum rate equal
                             to the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related
                             Interest Accrual Period.

LOAN GROUP II CAP:           As to any Distribution Date, a per annum rate equal
                             to the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and in the case of the A-2 certificates, less the Class A-2 Insurance premium and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual
                             Period.

CLASS A-1 BASIS RISK CARRY   As to any Distribution Date, the supplemental
FORWARD AMOUNT:              interest amount for the Class A-1 Certificates will
                             equal the sum of:

                             (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                             (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                             (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2 BASIS RISK CARRY   As to any Distribution Date, the supplemental
FORWARD AMOUNT:              interest amount for the Class A-2 Certificates will
                             equal the sum of:

                             (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                             (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                             (iii) interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

CLASS A-3 BASIS RISK CARRY   As to any Distribution Date, the supplemental
FORWARD AMOUNT:              interest amount for the Class A-3 Certificates will
                             equal the sum of:

                             (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-3 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                             (ii) any Class A-3 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                             (iii) interest on the amount in clause (ii) at the related Class A-3 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, M-3, B-1     As to any Distribution Date, the supplemental
AND B-2 BASIS RISK CARRY     interest amount for each of the Class M-1, M-2,
FORWARD AMOUNTS:             M-3, B-1 and B-2 Certificates will equal the sum
                             of:

                             (i) the excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                             (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                             (iii) interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS ON    On each Distribution Date and after payments of
OFFERED CERTIFICATES:        servicing and trustee fees and other expenses,
                             interest distributions from the Interest Remittance
                             Amount will be allocated as follows:

                             (i) the portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, pro rata, to the Class A-2 Certificates, the Class A-3 Certificates and (according to any unpaid Class A-2 Insurance premiums and any unreimbursed Class A-2 Insurance Payment Amounts) the Class A-2 Insurer;

                             (ii) the portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata, to the Class A-2 Certificates, the Class A-3 Certificates and (according to any unpaid Class A-2 Insurance premiums and any unreimbursed Class A-2 Insurance Payment Amounts) the Class A-2 Insurer and second, to the Class A-1 Certificates;

                             (iii) to the Class M-1 Certificates, its Accrued Certificate Interest;

                             (iv) to the Class M-2 Certificates, its Accrued Certificate Interest;

                             (v) to the Class M-3 Certificates, its Accrued Certificate Interest;

                             (vi) to the Class B-1 Certificates, its Accrued Certificate Interest; and

                             (vii) to the Class B-2 Certificates, its Accrued Certificate Interest.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS ON   On each Distribution Date (a) prior to the Stepdown
OFFERED CERTIFICATES:        Date or (b) on which a Trigger Event is in effect,
                             principal distributions from the Principal
                             Distribution Amount will be allocated as follows:

                             (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                             (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                             (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                             (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                             (v) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero; and

                             (vi) to the Class B-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

                             On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                             (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                             (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                             (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                             (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                             (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero; and

                             (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.

                             All principal distributions to the Class A
                             Certificates on any Distribution Date will be allocated between the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of any class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

ALLOCATION OF NET MONTHLY    For any Distribution Date, any Net Monthly Excess
EXCESS CASHFLOW:             Cashflow shall be paid as follows:

                             (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                             (ii) to the Class M-1 Certificates, the allocated unreimbursed realized loss amount;

                             (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                             (iv) to the Class M-2 Certificates, the allocated unreimbursed realized loss amount;

                             (v) to the Class M-3 Certificates, the unpaid interest shortfall amount;

                             (vi) to the Class M-3 Certificates, the allocated unreimbursed realized loss amount;

                             (vii) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                             (viii) to the Class B-1 Certificates, the allocated
                                    unreimbursed realized loss amount;

                             (ix) to the Class B-2 Certificates, the unpaid interest shortfall amount;

                             (x) to the Class B-2 Certificates, the allocated unreimbursed realized loss amount;

                             (xi) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and any Class A-2 or Class A-3 Basis Risk Carry Forward Amount to the Class A-2 and Class A-3 Certificates, respectively; and

                             (xii) sequentially, to Classes M-1, M-2, M-3, B-1 and B-2 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE AMOUNT:  For any Distribution Date, the portion of available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE          For any Distribution Date and each class of Offered
INTEREST:                    Certificates, equals the amount of interest accrued
                             during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 or similar state law allocated to such class.

CLASS A-2 INSURANCE          For any Distribution Date, the Class A-2 Insurance
PAYMENT AMOUNT:              Payment Amount equals Accrued Certificate Interest
                             and principal with respect to the Class A-2
                             Certificates, to the extent covered by the Class
                             A-2 Insurer.

PRINCIPAL DISTRIBUTION       For any Distribution Date, the sum of (i) the Basic
AMOUNT:                      Principal Distribution Amount and (ii) the Extra
                             Principal Distribution Amount.

BASIC PRINCIPAL              On any Distribution Date, the excess of (i) the
DISTRIBUTION AMOUNT:         aggregate Principal Remittance Amount over (ii) the
                             Excess Subordinated Amount, if any.

NET MONTHLY EXCESS           For any Distribution Date is the amount of funds
CASHFLOW:                    available for distribution on such Distribution
                             Date remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL              For any Distribution Date, the lesser of (i) the
DISTRIBUTION AMOUNT:         excess of (x) interest collected or advanced with
                             respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses and the Class A-2 Insurance premium), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such
                             Distribution Date.

EXCESS SUBORDINATED AMOUNT:  For any Distribution Date, means the excess, if any of (i) the overcollateralization and (ii) the required overcollateralization for such Distribution Date.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

CLASS A PRINCIPAL            For any Distribution Date, the percentage
ALLOCATION PERCENTAGE:       equivalent of a fraction, determined as follows:
                             (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution
                             Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal
                             Remittance Amount for such Distribution Date and
                             (ii) in the case of the Class A-2 and Class A-3
                             Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II Mortgage
                             Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution
                             Date, distributed pro-rata.

CLASS A PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:         excess of (x) the aggregate Certificate Principal
                             Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 62.00% and
                             (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                             Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,118,754.

CLASS M-1 PRINCIPAL          For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:         excess of (x) the sum of (i) the aggregate
                             Certificate Principal Balance of the Class A
                             Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate
                             Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over
                             (y) the lesser of (A) the product of (i) approximately 74.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,118,754.

CLASS M-2 PRINCIPAL          For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:         excess of (x) the sum of (i) the aggregate
                             Certificate Principal Balance of the Class A
                             Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate
                             Principal Balance of the Class M-1 Certificates
                             (after taking into account the payment of the Class
                             M-1 Principal Distribution Amount on such
                             Distribution Date) and (iii) the Certificate
                             Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over
                             (y) the lesser of (A) the product of (i) approximately 84.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,118,754.

CLASS M-3 PRINCIPAL          For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:         excess of (x) the sum of (i) the aggregate
                             Certificate Principal Balance of the Class A
                             Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate
                             Principal Balance of the Class M-1 Certificates
                             (after taking into account the payment of the Class
                             M-1 Principal Distribution Amount on such
                             Distribution Date) and (iii) the Certificate
                             Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over
                             (y) the lesser of (A) the product of (i) approximately 86.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,118,754.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

CLASS B-1 PRINCIPAL          For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:         excess of (x) the sum of (i) the aggregate
                             Certificate Principal Balance of the Class A
                             Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate
                             Principal Balance of the Class M-1 Certificates
                             (after taking into account the payment of the Class
                             M-1 Principal Distribution Amount on such
                             Distribution Date), (iii) the Certificate Principal
                             Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                             Distribution Amount on such Distribution Date),
                             (iv) the Certificate Principal Balance of the Class
                             M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                             Amount on such Distribution Date), and (v) the Certificate Principal Balance of the Class B-1
                             Certificates immediately prior to such Distribution
                             Date over (y) the lesser of (A) the product of (i) approximately 94.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,118,754.

CLASS B-2 PRINCIPAL          For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:         excess of (x) the sum of (i) the aggregate
                             Certificate Principal Balance of the Class A
                             Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate
                             Principal Balance of the Class M-1 Certificates
                             (after taking into account the payment of the Class
                             M-1 Principal Distribution Amount on such
                             Distribution Date), (iii) the Certificate Principal
                             Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                             Distribution Amount on such Distribution Date),
                             (iv) the Certificate Principal Balance of the Class
                             M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                             Amount on such Distribution Date), (v) the
                             Certificate Principal Balance of the Class B-1
                             Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (vi) the Certificate
                             Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date and over (y) the lesser of (A) the product of (i) approximately 97.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,118,754.

TRUST TAX STATUS:            REMIC.

ERISA ELIGIBILITY:           Subject to the considerations in the Prospectus,
                             all Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:           It is anticipated that the Class A-2, Class A-3 and
                             Class M-1 Certificates will be SMMEA eligible.

PROSPECTUS:                  The Class A-2, Class A-3, Class M-1, Class M-2,
                             Class M-3, Class B-1 and Class B-2 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                             PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

                    PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
      DATES             PPC 0%           PPC 75%         PPC 100%          PPC 125%         PPC 150%
------------------ ---------------- ---------------- ---------------- ----------------- ----------------
           Initial              100              100              100               100              100
      October 2003               99               81               75                69               63
      October 2004               98               62               51                41               32
      October 2005               97               46               32                21               12
      October 2006               95               35               27                20               12
      October 2007               94               29               21                15               10
      October 2008               92               24               16                11                7
      October 2009               91               19               12                 8                5
      October 2010               89               16                9                 6                4
      October 2011               87               13                7                 4                3
      October 2012               85               10                6                 3                2
      October 2013               82                8                4                 3                0
      October 2014               79                7                4                 2                0
      October 2015               76                6                3                 1                0
      October 2016               73                5                2                 0                0
      October 2017               70                4                2                 0                0
      October 2018               66                3                1                 0                0
      October 2019               62                3                0                 0                0
      October 2020               57                2                0                 0                0
      October 2021               52                2                0                 0                0
      October 2022               47                1                0                 0                0
      October 2023               41                1                0                 0                0
      October 2024               35                0                0                 0                0
      October 2025               31                0                0                 0                0
      October 2026               26                0                0                 0                0
      October 2027               22                0                0                 0                0
      October 2028               17                0                0                 0                0
      October 2029               11                0                0                 0                0
      October 2030                6                0                0                 0                0
      October 2031                2                0                0                 0                0
      October 2032                0                0                0                 0                0
Average Life to               18.34             4.28             3.26              2.56             2.02
Maturity (years)
Average Life to               18.32             3.88             2.92              2.27             1.75
Call (1) (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

                    PERCENTAGE OF CLASS A-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
      DATES             PPC 0%           PPC 75%         PPC 100%          PPC 125%         PPC 150%
------------------ ---------------- ---------------- ---------------- ----------------- ----------------
           Initial              100              100              100               100              100
      October 2003               99               81               75                69               63
      October 2004               98               62               51                41               32
      October 2005               97               46               32                21               12
      October 2006               95               35               27                20               12
      October 2007               94               29               21                15               10
      October 2008               92               24               16                11                7
      October 2009               91               19               12                 8                5
      October 2010               89               16                9                 6                4
      October 2011               87               13                7                 4                3
      October 2012               85               10                6                 3                2
      October 2013               82                8                4                 3                0
      October 2014               79                7                4                 2                0
      October 2015               76                6                3                 1                0
      October 2016               73                5                2                 0                0
      October 2017               70                4                2                 0                0
      October 2018               66                3                1                 0                0
      October 2019               62                3                0                 0                0
      October 2020               57                2                0                 0                0
      October 2021               52                2                0                 0                0
      October 2022               47                1                0                 0                0
      October 2023               41                1                0                 0                0
      October 2024               35                0                0                 0                0
      October 2025               31                0                0                 0                0
      October 2026               26                0                0                 0                0
      October 2027               22                0                0                 0                0
      October 2028               17                0                0                 0                0
      October 2029               11                0                0                 0                0
      October 2030                6                0                0                 0                0
      October 2031                2                0                0                 0                0
      October 2032                0                0                0                 0                0
Average Life to               18.34             4.28             3.26              2.56             2.02
Maturity (years)
Average Life to               18.32             3.88             2.92              2.27             1.75
Call (1) (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

                    PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
       DATES            PPC 0%           PPC 75%         PPC 100%         PPC 125%         PPC 150%
------------------ ---------------- ---------------- ---------------- ----------------- ----------------
           Initial              100              100              100               100              100
      October 2003              100              100              100               100              100
      October 2004              100              100              100               100              100
      October 2005              100              100              100               100              100
      October 2006              100               88               65                47               81
      October 2007              100               71               48                32               21
      October 2008              100               57               36                22               13
      October 2009              100               46               27                15                8
      October 2010              100               37               20                10                5
      October 2011              100               30               15                 7                2
      October 2012              100               24               11                 5                0
      October 2013              100               19                8                 2                0
      October 2014              100               15                6                 0                0
      October 2015              100               12                4                 0                0
      October 2016              100               10                2                 0                0
      October 2017              100                8                0                 0                0
      October 2018              100                6                0                 0                0
      October 2019              100                5                0                 0                0
      October 2020              100                3                0                 0                0
      October 2021              100                0                0                 0                0
      October 2022              100                0                0                 0                0
      October 2023              100                0                0                 0                0
      October 2024              100                0                0                 0                0
      October 2025               89                0                0                 0                0
      October 2026               78                0                0                 0                0
      October 2027               65                0                0                 0                0
      October 2028               52                0                0                 0                0
      October 2029               39                0                0                 0                0
      October 2030               25                0                0                 0                0
      October 2031               11                0                0                 0                0
      October 2032                0                0                0                 0                0
Average Life to               26.11             7.82             5.91              5.02             4.82
Maturity (years)
Average Life to               25.95             7.11             5.36              4.58             4.45
Call (1) (years)

 (1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

                    PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
       DATES             PPC 0%           PPC 75%         PPC 100%         PPC 125%         PPC 150%
------------------ ---------------- ---------------- ---------------- ----------------- ----------------
           Initial              100              100              100               100              100
      October 2003              100              100              100               100              100
      October 2004              100              100              100               100              100
      October 2005              100              100              100               100              100
      October 2006              100               88               65                47               33
      October 2007              100               71               48                32               21
      October 2008              100               57               36                22               13
      October 2009              100               46               27                15                8
      October 2010              100               37               20                10                3
      October 2011              100               30               15                 7                0
      October 2012              100               24               11                 2                0
      October 2013              100               19                8                 0                0
      October 2014              100               15                6                 0                0
      October 2015              100               12                1                 0                0
      October 2016              100               10                0                 0                0
      October 2017              100                8                0                 0                0
      October 2018              100                5                0                 0                0
      October 2019              100                2                0                 0                0
      October 2020              100                0                0                 0                0
      October 2021              100                0                0                 0                0
      October 2022              100                0                0                 0                0
      October 2023              100                0                0                 0                0
      October 2024              100                0                0                 0                0
      October 2025               89                0                0                 0                0
      October 2026               78                0                0                 0                0
      October 2027               65                0                0                 0                0
      October 2028               52                0                0                 0                0
      October 2029               39                0                0                 0                0
      October 2030               25                0                0                 0                0
      October 2031               11                0                0                 0                0
      October 2032                0                0                0                 0                0
Average Life to               26.10             7.76             5.84              4.84             4.37
Maturity (years)
Average Life to               25.95             7.11             5.34              4.45             4.04
Call (1) (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

                    PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
       DATES             PPC 0%           PPC 75%         PPC 100%         PPC 125%         PPC 150%
------------------ ---------------- ---------------- ---------------- ----------------- ----------------
           Initial              100              100              100               100              100
      October 2003              100              100              100               100              100
      October 2004              100              100              100               100              100
      October 2005              100              100              100               100              100
      October 2006              100               88               65                47               33
      October 2007              100               71               48                32               21
      October 2008              100               57               36                22               13
      October 2009              100               46               27                15                8
      October 2010              100               37               20                10                0
      October 2011              100               30               15                 7                0
      October 2012              100               24               11                 0                0
      October 2013              100               19                8                 0                0
      October 2014              100               15                0                 0                0
      October 2015              100               12                0                 0                0
      October 2016              100               10                0                 0                0
      October 2017              100                8                0                 0                0
      October 2018              100                0                0                 0                0
      October 2019              100                0                0                 0                0
      October 2020              100                0                0                 0                0
      October 2021              100                0                0                 0                0
      October 2022              100                0                0                 0                0
      October 2023              100                0                0                 0                0
      October 2024              100                0                0                 0                0
      October 2025               89                0                0                 0                0
      October 2026               78                0                0                 0                0
      October 2027               65                0                0                 0                0
      October 2028               52                0                0                 0                0
      October 2029               39                0                0                 0                0
      October 2030               25                0                0                 0                0
      October 2031               11                0                0                 0                0
      October 2032                0                0                0                 0                0
Average Life to               26.09             7.68             5.78              4.74             4.21
Maturity (years)
Average Life to               25.95             7.11             5.34              4.39             3.92
Call (1) (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

                    PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
       Dates             PPC 0%           PPC 75%         PPC 100%         PPC 125%         PPC 150%
------------------ ---------------- ---------------- ---------------- ----------------- ----------------
           Initial              100              100              100               100              100
      October 2003              100              100              100               100              100
      October 2004              100              100              100               100              100
      October 2005              100              100              100               100              100
      October 2006              100               88               65                47               33
      October 2007              100               71               48                32               21
      October 2008              100               57               36                22               10
      October 2009              100               46               27                14                2
      October 2010              100               37               20                 6                0
      October 2011              100               30               14                 0                0
      October 2012              100               24                7                 0                0
      October 2013              100               19                2                 0                0
      October 2014              100               14                0                 0                0
      October 2015              100                9                0                 0                0
      October 2016              100                4                0                 0                0
      October 2017              100                1                0                 0                0
      October 2018              100                0                0                 0                0
      October 2019              100                0                0                 0                0
      October 2020              100                0                0                 0                0
      October 2021              100                0                0                 0                0
      October 2022              100                0                0                 0                0
      October 2023              100                0                0                 0                0
      October 2024              100                0                0                 0                0
      October 2025               89                0                0                 0                0
      October 2026               78                0                0                 0                0
      October 2027               65                0                0                 0                0
      October 2028               52                0                0                 0                0
      October 2029               39                0                0                 0                0
      October 2030               25                0                0                 0                0
      October 2031                7                0                0                 0                0
      October 2032                0                0                0                 0                0
Average Life to               26.07             7.52             5.64              4.61             4.04
Maturity (years)
Average Life to               25.95             7.11             5.33              4.37             3.84
Call (1) (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

TO MATURITY
-----------

                    PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
       Dates             PPC 0%           PPC 75%         PPC 100%         PPC 125%         PPC 150%
------------------ ---------------- ---------------- ---------------- ----------------- ----------------
           Initial              100              100              100               100              100
      October 2003              100              100              100               100              100
      October 2004              100              100              100               100              100
      October 2005              100              100              100               100              100
      October 2006              100               88               65                47               32
      October 2007              100               71               48                31                8
      October 2008              100               57               36                11                0
      October 2009              100               46               21                 0                0
      October 2010              100               37                7                 0                0
      October 2011              100               26                0                 0                0
      October 2012              100               14                0                 0                0
      October 2013              100                5                0                 0                0
      October 2014              100                0                0                 0                0
      October 2015              100                0                0                 0                0
      October 2016              100                0                0                 0                0
      October 2017              100                0                0                 0                0
      October 2018              100                0                0                 0                0
      October 2019              100                0                0                 0                0
      October 2020              100                0                0                 0                0
      October 2021              100                0                0                 0                0
      October 2022              100                0                0                 0                0
      October 2023              100                0                0                 0                0
      October 2024              100                0                0                 0                0
      October 2025               89                0                0                 0                0
      October 2026               78                0                0                 0                0
      October 2027               65                0                0                 0                0
      October 2028               52                0                0                 0                0
      October 2029               39                0                0                 0                0
      October 2030               16                0                0                 0                0
      October 2031                0                0                0                 0                0
      October 2032                0                0                0                 0                0
Average Life to               25.91             6.97             5.21              4.24             3.71
Maturity (years)
Average Life to               25.89             6.94             5.20              4.23             3.69
Call (1) (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

 PERIOD   A-2 CAP (%)   A-3 CAP (%)   M-1 CAP (%)   M-2 CAP (%)    M-3 CAP (%)   B-1 CAP (%)   B-2 CAP (%)
-------- ------------- ------------- ------------- ------------- ------------- -------------- -------------
           ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360     ACTUAL/360    ACTUAL/360

    0                -             -             -             -             -              -             -
    1             8.64          8.65          8.69          8.69          8.69           8.69          8.69
    2             7.88          7.89          7.89          7.89          7.89           7.89          7.89
    3             7.73          7.74          7.69          7.69          7.69           7.69          7.69
    4             7.83          7.84          7.76          7.76          7.76           7.76          7.76
    5             8.78          8.79          8.66          8.66          8.66           8.66          8.66
    6             7.94          7.94          7.82          7.82          7.82           7.82          7.82
    7             8.21          8.21          8.08          8.08          8.08           8.08          8.08
    8             7.94          7.95          7.82          7.82          7.82           7.82          7.82
    9             8.21          8.22          8.08          8.08          8.08           8.08          8.08
   10             7.95          7.96          7.81          7.81          7.81           7.81          7.81
   11             7.96          7.96          7.81          7.81          7.81           7.81          7.81
   12             8.23          8.23          8.07          8.07          8.07           8.07          8.07
   13             7.97          7.97          7.81          7.81          7.81           7.81          7.81
   14             8.24          8.25          8.07          8.07          8.07           8.07          8.07
   15             7.98          7.99          7.81          7.81          7.81           7.81          7.81
   16             7.99          7.99          7.81          7.81          7.81           7.81          7.81
   17             8.55          8.55          8.35          8.35          8.35           8.35          8.35
   18             8.01          8.01          7.81          7.81          7.81           7.81          7.81
   19             8.28          8.29          8.07          8.07          8.07           8.07          8.07
   20             8.02          8.03          7.81          7.81          7.81           7.81          7.81
   21             8.30          8.30          8.07          8.07          8.07           8.07          8.07
   22             8.04          8.04          7.81          7.81          7.81           7.81          7.81
   23             8.82          8.82          8.79          8.79          8.79           8.79          8.79
   24             9.13          9.13          9.08          9.08          9.08           9.08          9.08
   25             8.84          8.85          8.79          8.79          8.79           8.79          8.79
   26             9.15          9.15          9.08          9.08          9.08           9.08          9.08
   27             8.87          8.87          8.79          8.79          8.79           8.79          8.79
   28             8.88          8.88          8.78          8.78          8.78           8.78          8.78
   29            10.71         10.71         10.80         10.80         10.80          10.80         10.80
   30             9.69          9.69          9.75          9.75          9.75           9.75          9.75
   31            10.03         10.03         10.08         10.08         10.08          10.08         10.08
   32             9.72          9.73          9.75          9.75          9.75           9.75          9.75
   33            10.07         10.07         10.08         10.08         10.08          10.08         10.08
   34             9.76          9.76          9.75          9.75          9.75           9.75          9.75
   35            10.60         10.60         10.75         10.75         10.75          10.75         10.75
   36            10.97         10.98         11.10         11.10         11.10          11.10         11.10
   37            21.41         21.42         10.74         10.74         10.74          10.74         10.74
   38            12.37         12.37         11.10         11.10         11.10          11.10         11.10

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

 PERIOD   A-2 CAP (%)   A-3 CAP (%)   M-1 CAP (%)   M-2 CAP (%)    M-3 CAP (%)   B-1 CAP (%)   B-2 CAP (%)
-------- ------------- ------------- ------------- ------------- ------------- -------------- -------------
           ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360     ACTUAL/360    ACTUAL/360

   39            11.92         11.93         10.74         10.74         10.74          10.74         10.74
   40            11.88         11.88         10.74         10.74         10.74          10.74         10.74
   41            13.98         13.98         12.99         12.99         12.99          12.99         12.99
   42            12.62         12.63         11.73         11.73         11.73          11.73         11.73
   43            13.04         13.05         12.12         12.12         12.12          12.12         12.12
   44            12.62         12.63         11.73         11.73         11.73          11.73         11.73
   45            13.04         13.05         12.12         12.12         12.12          12.12         12.12
   46            12.62         12.62         11.73         11.73         11.73          11.73         11.73
   47            13.16         13.16         12.40         12.40         12.40          12.40         12.40
   48            13.60         13.60         12.81         12.81         12.81          12.81         12.81
   49            13.16         13.16         12.40         12.40         12.40          12.40         12.40
   50            13.59         13.60         12.81         12.81         12.81          12.81         12.81
   51            13.16         13.16         12.39         12.39         12.39          12.39         12.39
   52            13.15         13.16         12.39         12.39         12.39          12.39         12.39
   53            14.59         14.59         13.75         13.75         13.75          13.75         13.75
   54            13.18         13.18         12.42         12.42         12.42          12.42         12.42
   55            13.62         13.62         12.83         12.83         12.83          12.83         12.83
   56            13.18         13.18         12.41         12.41         12.41          12.41         12.41
   57            13.61         13.62         12.83         12.83         12.83          12.83         12.83
   58            13.17         13.18         12.41         12.41         12.41          12.41         12.41
   59            13.19         13.19         12.43         12.43         12.43          12.43         12.43
   60            13.63         13.63         12.84         12.84         12.84          12.84         12.84
   61            13.19         13.19         12.43         12.43         12.43          12.43         12.43
   62            13.63         13.63         12.84         12.84         12.84          12.84         12.84
   63            13.19         13.19         12.42         12.42         12.42          12.42         12.42
   64            13.19         13.19         12.42         12.42         12.42          12.42         12.42
   65            14.09         14.10         13.27         13.27         13.27          13.27         13.27
   66            13.18         13.19         12.42         12.42         12.42          12.42         12.42
   67            13.62         13.63         12.83         12.83         12.83          12.83         12.83
   68            13.18         13.19         12.41         12.41         12.41          12.41         12.41
   69            13.62         13.62         12.82         12.82         12.82          12.82         12.82
   70            13.18         13.18         12.41         12.41         12.41          12.41         12.41
   71            13.18         13.18         12.41         12.41         12.41          12.41         12.41
   72            13.62         13.62         12.82         12.82         12.82          12.82         12.82
   73            13.18         13.18         12.40         12.40         12.40          12.40         12.40
   74            13.62         13.62         12.82         12.82         12.82          12.82         12.82
   75            13.18         13.18         12.40         12.40         12.40          12.40         12.40

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

 PERIOD   A-2 CAP (%)   A-3 CAP (%)   M-1 CAP (%)   M-2 CAP (%)    M-3 CAP (%)   B-1 CAP (%)   B-2 CAP (%)
-------- ------------- ------------- ------------- ------------- ------------- -------------- -------------
           ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360     ACTUAL/360    ACTUAL/360

   76            13.18         13.18         12.40         12.40         12.40          12.40         12.40
   77            13.33         13.33         13.73         13.73         13.73          13.73         13.73
   78            11.86         11.86         12.40         12.40         12.40          12.40         12.40
   79            12.27         12.27         12.81         12.81         12.81          12.81         12.81
   80            11.89         11.89         12.39         12.39         12.39          12.39         12.39
   81            12.30         12.30         12.80         12.80         12.80          12.80         12.80
   82            11.92         11.92         12.39         12.39         12.39          12.39         12.39
   83            11.93         11.94         12.39         12.39         12.39          12.39         12.39
   84            12.35         12.35         12.80         12.80         12.80          12.80         12.80
   85            11.97         11.97         12.38         12.38         12.38          12.38         12.38
   86            12.38         12.39         12.80         12.80         12.80          12.80         12.80
   87            12.00         12.00         12.38         12.38         12.38          12.38         12.38
   88            12.02         12.02         12.38         12.38         12.38          12.38         12.38
   89            13.33         13.33         13.70         13.70         13.70          13.70         13.70
   90            12.06         12.06         12.38         12.38         12.38          12.38         12.38
   91            12.48         12.48         12.79         12.79         12.79          12.79         12.79
   92            12.10         12.10         12.37         12.37         12.37          12.37         12.37
   93            12.52         12.52         12.78         12.78         12.78          12.78         12.78
   94            12.14         12.14         12.37         12.37         12.37          12.37         12.37
   95            12.16         12.16         12.37         12.37         12.37          12.37         12.37
   96            12.59         12.59         12.78         12.78         12.78          12.78         12.78
   97            12.20         12.21         12.37         12.37         12.37          12.37         12.37
   98            12.64         12.64         12.78         12.78         12.78          12.78         12.78
   99            12.25         12.26         12.36         12.36         12.36          12.36         12.36
  100            12.28         12.28         12.36         12.36         12.36          12.36         12.36
  101            13.62         13.63         13.68         13.68         13.68          13.68         13.68
  102            12.33         12.33         12.36         12.36         12.36          12.36         12.36
  103            12.77         12.77         12.77         12.77         12.77          12.77         12.77
  104            12.38         12.39         12.36         12.36         12.36          12.36         12.36
  105            12.83         12.83         12.77         12.77         12.77          12.77         12.77
  106            12.44         12.45         12.35         12.35         12.35          12.35             -
  107            12.47         12.48         12.35         12.35         12.35          12.35             -
  108            12.92         12.92         12.76         12.76         12.76          12.76             -
  109            12.53         12.54         12.35         12.35         12.35          12.35             -
  110            12.98         12.99         12.76         12.76         12.76          12.76             -
  111            12.60         12.60         12.35         12.35         12.35          12.35             -
  112            12.63         12.64         12.34         12.34         12.34          12.34             -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

 PERIOD   A-2 CAP (%)   A-3 CAP (%)   M-1 CAP (%)   M-2 CAP (%)    M-3 CAP (%)   B-1 CAP (%)   B-2 CAP (%)
-------- ------------- ------------- ------------- ------------- ------------- -------------- -------------
           ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360     ACTUAL/360    ACTUAL/360

  113            13.54         13.55         13.19         13.19         13.19          13.19             -
  114            12.70         12.71         12.34         12.34         12.34          12.34             -
  115            13.17         13.17         12.75         12.75         12.75          12.75             -
  116            12.78         12.78         12.34         12.34         12.34          12.34             -
  117            13.24         13.25         12.75         12.75         12.75          12.75             -
  118            12.86         12.86         12.34         12.34         12.34          12.34             -
  119            12.90         12.90         12.34         12.34         12.34          12.34             -
  120            13.37         13.38         12.75         12.75         12.75          12.75             -
  121            12.98         12.99         12.33         12.33         12.33          12.33             -
  122            13.46         13.47         12.74         12.74         12.74          12.74             -
  123            13.07         13.08         12.33         12.33         12.33          12.33             -
  124            13.12         13.12         12.33         12.33         12.33          12.33             -
  125            14.58         14.58         13.65         13.65         13.65          13.65             -
  126            13.21         13.22         12.33         12.33         12.33          12.33             -
  127            13.71         13.71         12.74         12.74         12.74          12.74             -
  128            13.32         13.32         12.32         12.32         12.32          12.32             -
  129            13.81         13.82         12.73         12.73         12.73          12.73             -
  130            13.42         13.43         12.32         12.32         12.32          12.32             -
  131            13.48         13.48         12.32         12.32         12.32          12.32             -
  132            13.99         13.99         12.73         12.73         12.73          12.73             -
  133            13.59         13.60         12.32         12.32         12.32          12.32             -
  134            14.11         14.11         12.73         12.73         12.73          12.73             -
  135            13.71         13.72         12.32         12.32         12.32          12.32             -
  136            13.78         13.78         12.32         12.32         12.32          12.32             -
  137            15.33         15.33         13.63         13.63         13.63          13.63             -
  138            13.91         13.91         12.31         12.31         12.31          12.31             -
  139            14.44         14.45         12.72         12.72         12.72          12.72             -
  140            14.05         14.05         12.31         12.31         12.31          12.31             -
  141            14.59         14.59         12.72         12.72         12.72              -             -
  142            14.19         14.20         12.31         12.31         12.31              -             -
  143            14.27         14.27         12.31         12.31         12.31              -             -
  144            14.82         14.83         12.72         12.72         12.72              -             -
  145            14.42         14.43         12.31         12.31         12.31              -             -
  146            14.99         14.99         12.72         12.72         12.72              -             -
  147            14.59         14.59         12.30         12.30             -              -             -
  148            14.68         14.68         12.30         12.30             -              -             -
  149            16.35         16.35         13.62         13.62             -              -             -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

 PERIOD   A-2 CAP (%)   A-3 CAP (%)   M-1 CAP (%)   M-2 CAP (%)    M-3 CAP (%)   B-1 CAP (%)   B-2 CAP (%)
-------- ------------- ------------- ------------- ------------- ------------- -------------- -------------
           ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360     ACTUAL/360    ACTUAL/360

  150            14.85         14.86         12.30         12.30             -              -             -
  151            15.45         15.45         12.71         12.71             -              -             -
  152            15.04         15.05         12.30         12.30             -              -             -
  153            15.65         15.65         12.71         12.71             -              -             -
  154            15.24         15.25         12.30         12.30             -              -             -
  155            15.34         15.35         12.30         12.30             -              -             -
  156            15.97         15.97         12.71         12.71             -              -             -
  157            15.56         15.56         12.30         12.30             -              -             -
  158            16.19         16.20         12.70         12.70             -              -             -
  159            15.78         15.79         12.29         12.29             -              -             -
  160            15.90         15.91         12.29         12.29             -              -             -
  161            17.13         17.13         13.14         13.14             -              -             -
  162            16.15         16.15         12.29         12.29             -              -             -
  163            16.82         16.82         12.70         12.70             -              -             -
  164            16.40         16.41         12.29         12.29             -              -             -
  165            17.09         17.09         12.70             -             -              -             -
  166            16.67         16.68         12.29             -             -              -             -
  167            16.82         16.82         12.29             -             -              -             -
  168            17.53         17.53         12.70             -             -              -             -
  169            17.11         17.11         12.29             -             -              -             -
  170            17.84         17.84         12.70             -             -              -             -
  171            17.42         17.42         12.29             -             -              -             -
  172            17.58         17.58         12.29             -             -              -             -
  173            19.64         19.65         13.60             -             -              -             -
  174            17.91         17.92         12.29             -             -              -             -
  175            18.69         18.70         12.69             -             -              -             -
  176            18.27         18.27         12.28             -             -              -             -
  177            19.06         19.07         12.69             -             -              -             -
  178            18.64         18.64         12.28             -             -              -             -
  179            18.83         18.84         12.28             -             -              -             -
  180            19.66         19.67         12.69             -             -              -             -
  181            19.28         19.29             -             -             -              -             -
  182            20.29         20.29             -             -             -              -             -
  183            20.00         20.01             -             -             -              -             -
  184            20.39         20.40             -             -             -              -             -
  185            23.04         23.05             -             -             -              -             -
  186            21.26         21.27             -             -             -              -             -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

 PERIOD   A-2 CAP (%)   A-3 CAP (%)   M-1 CAP (%)   M-2 CAP (%)    M-3 CAP (%)   B-1 CAP (%)   B-2 CAP (%)
-------- ------------- ------------- ------------- ------------- ------------- -------------- -------------
           ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360    ACTUAL/360     ACTUAL/360    ACTUAL/360

  187            22.46         22.47             -             -             -              -             -
  188            22.25         22.25             -             -             -              -             -
  189            23.56         23.56             -             -             -              -             -
  190            23.39         23.39             -             -             -              -             -
  191            24.02         24.03             -             -             -              -             -
  192            25.53         25.54             -             -             -              -             -
  193            25.45         25.46             -             -             -              -             -
  194            27.14         27.15             -             -             -              -             -
  195            27.15         27.15             -             -             -              -             -
  196            28.11         28.12             -             -             -              -             -
  197            32.25         32.25             -             -             -              -             -
  198            30.22         30.22             -             -             -              -             -
  199            32.47         32.48             -             -             -              -             -
  200            32.78         32.78             -             -             -              -             -
  201            35.43         35.44             -             -             -              -             -
  202            36.00         36.00             -             -             -              -             -
  203            37.94         37.95             -             -             -              -             -
  204            41.51         41.52             -             -             -              -             -
  205            42.75         42.76             -             -             -              -             -
  206            47.30         47.31             -             -             -              -             -
  207            49.37         49.37             -             -             -              -             -
  208            53.70         53.70             -             -             -              -             -
  209            63.09         63.09             -             -             -              -             -
  210            65.72         65.72             -             -             -              -             -
  211            76.88         76.88             -             -             -              -             -
  212            86.09         86.09             -             -             -              -             -
  213           106.12        106.12             -             -             -              -             -
  214           128.10        128.10             -             -             -              -             -
  215           171.81        171.81             -             -             -              -             -
  216           273.58        273.58             -             -             -              -             -
  217           925.76        925.76             -             -             -              -             -
  218                -             -             -             -             -              -             -
  219                -             -             -             -             -              -             -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 23